Exhibit 99.3
Certification
Pursuant to Section 906 of the Sarbanes–Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes–Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18 United States Code), the undersigned officer of the Alliance Bancorp of New England, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10Q for the quarter ended September 30, 2002 (the “Form 10–Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10–Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2002	/s/ David H. Gonci
David H. Gonci
Senior Vice President/CFO

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes–Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.